Exhibit 10.4

Execution Version

PARITY LIEN DEBT
PLEDGE AND SECURITY AGREEMENT

dated as of March 28, 2017

between

EACH OF THE GRANTORS PARTY HERETO

and

LORD SECURITIES CORPORATION, AS PARITY LIEN COLLATERAL TRUSTEE

NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIEN AND SECURITY INTEREST GRANTED TO THE COLLATERAL TRUSTEE FOR THE BENEFIT OF THE PARITY LIEN SECURED PARTIES PURSUANT TO THIS AGREEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE COLLATERAL TRUSTEE FOR THE BENEFIT OF THE PARITY LIEN SECURED PARTIES HEREUNDER ARE SUBJECT TO THE PROVISIONS OF THE COLLATERAL TRUST AGREEMENT, DATED AS OF MARCH 28, 2017 (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “COLLATERAL TRUST AGREEMENT”), AMONG THE HUNTINGTON NATIONAL BANK, AS ADMINISTRATIVE AGENT, WILMINGTON TRUST, NATIONAL ASSOCIATION, AS TRUSTEE, LORD SECURITIES CORPORATION, AS COLLATERAL TRUSTEE AND CERTAIN OTHER PERSONS PARTY OR THAT MAY BECOME PARTY THERETO FROM TIME TO TIME.  IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE COLLATERAL TRUST AGREEMENT AND THIS AGREEMENT, THE TERMS OF THE COLLATERAL TRUST AGREEMENT SHALL GOVERN AND CONTROL.

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8.2	No Duty on the Part of Parity Lien Collateral Trustee or Secured Parties	28
8.3	Appointment Pursuant to Indenture	28

SECTION 9.	REMEDIES	28
9.1	Generally	28
9.2	Application of Proceeds	30
9.3	Sales on Credit	30
9.4	Investment Related Property	30
9.5	Grant of Intellectual Property License	31
9.6	Intellectual Property	31
9.7	Cash Proceeds; Deposit Accounts	33

SECTION 10.	PARITY LIEN COLLATERAL TRUSTEE	33

SECTION 11.	CONTINUING SECURITY INTEREST; TRANSFER OF NOTES	34

SECTION 12.	STANDARD OF CARE; PARITY LIEN COLLATERAL TRUSTEE MAY PERFORM	34

SECTION 13.	MISCELLANEOUS	35

SCHEDULE 5.1 — GENERAL INFORMATION

SCHEDULE 5.2 — COLLATERAL IDENTIFICATION

SCHEDULE 5.4 — FINANCING STATEMENTS

SCHEDULE 5.5 — CERTAIN RECEIVABLES; LOCATION OF EQUIPMENT AND INVENTORY

EXHIBIT A — PLEDGE SUPPLEMENT

EXHIBIT B — UNCERTIFICATED SECURITIES CONTROL AGREEMENT

EXHIBIT C — TRADEMARK SECURITY AGREEMENT

EXHIBIT D — PATENT SECURITY AGREEMENT

EXHIBIT E — COPYRIGHT SECURITY AGREEMENT

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This PARITY LIEN DEBT PLEDGE AND SECURITY AGREEMENT, dated as of March 28, 2017 (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), between Foresight Energy LLC, a Delaware limited liability company (the “Company”), Foresight Energy Finance Corporation, a Delaware corporation (“Co-Issuer” and together with the Company the “Issuers”), and each of the subsidiaries of the Company party hereto from time to time, whether as an original signatory hereto or as an Additional Grantor (as herein defined) (each, a “Grantor”), and Lord Securities Corporation, as collateral trustee for the Secured Parties (as herein defined) (in such capacity as collateral trustee, together with its successors and permitted assigns, the “Parity Lien Collateral Trustee”).

RECITALS:

WHEREAS, on the date hereof, the Issuers are issuing $425.0 million in aggregate principal amount of Second Lien Senior Secured Notes due 2023 (the “Notes”) under an indenture,  dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among the Issuers, the Grantors, Wilmington Trust, National Association, as trustee (together with its successors and permitted assigns in such capacity, the “Trustee”);

WHEREAS, in order to secure (i) the payment of all of the principal of and interest and premium, if any, on the Notes and the payment and performance of all other Parity Lien Obligations and (ii) all of the Grantors’ obligations and liabilities hereunder and in connection herewith, each Grantor has agreed to grant a continuing lien on the Collateral (as defined below);

WHEREAS, concurrently herewith, the Company, Foresight Energy LP, a Delaware limited partnership (“Holdings”), Co-Issuer and the other Grantors are entering into (a) that certain Credit and Guaranty Agreement, dated as of the date hereof, by and among the Company, as borrower, Holdings, Co-Issuer and the other Grantors, as guarantors, the various financial institutions and other Persons party thereto from time to time, and The Huntington National Bank, as Facilities Administrative Agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Priority Lien Administrative Agent”), and Lord Securities Corporation, as Term Administrative Agent, and (b) that certain Priority Lien Debt Pledge and Security Agreement, dated as of the date hereof, by and among the Company, Co-Issuer and the other Grantors party thereto from time to time and Lord Securities Corporation, as collateral trustee for the benefit of the Priority Lien Secured Parties (in such capacity, together with its successors and assigns, the “Priority Lien Collateral Trustee”).

WHEREAS, reference is made to that certain Collateral Trust Agreement dated the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Trust Agreement”), by and among the Issuers, Holdings and the other Grantors from time to time party thereto, the Priority Lien Administrative Agent, the Trustee, Lord Securities Corporation, as collateral trustee for the benefit of all Parity Lien Secured Parties and all Priority Lien Secured Parties (as each such term is defined therein) (in such capacity, together with its successors and permitted assigns in such capacity, the “Collateral Trustee”), and the other parties from time to time party thereto;

WHEREAS, in addition to the obligations under the Indenture, the Grantors may incur additional “Parity Lien Obligations” (as defined in the Collateral Trust Agreement) and each Grantor has agreed to secure such Grantor’s Parity Lien Obligations as set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, each Grantor hereby agrees with the Parity Lien Collateral Trustee, for the benefit of the Secured Parties, as follows:

SECTION 1.                         DEFINITIONS; GRANT OF SECURITY.

1.1                               General Definitions.  In this Agreement, the following terms shall have the following meanings:

“Act of Required Secured Parties” shall have the meaning set forth in the Collateral Trust Agreement.

“Additional Grantors” shall have the meaning assigned in Section 7.2.

“Agreement” shall have the meaning set forth in the preamble.

“Applicable Collateral Trustee” shall mean, (i) prior to the Discharge of the Priority Lien Obligations, the Priority Lien Collateral Trustee, and (ii) after the Discharge of the Priority Lien Obligations, the Parity Lien Collateral Trustee; provided that the Applicable Collateral Trustee shall act as gratuitous bailee or agent for the benefit of the Parity Lien Collateral Trustee for perfection purposes pursuant to Section 7.4 of the Collateral Trust Agreement, if the Applicable Collateral Trustee is not the Parity Lien Collateral Trustee.

“Bankruptcy Event of Default” shall mean an Event of Default under Section 6.01(g) of the Indenture or any similar Event of Default under any other Parity Lien Document.

“Cash Proceeds” shall have the meaning assigned in Section 9.7.

“Co-Issuer” shall have the meaning set forth in the preamble.

“Collateral” shall have the meaning assigned in Section 2.1.

“Collateral Questionnaire” means a certificate delivered on the Issue Date that provides information with respect to the personal or mixed property of each Grantor.

“Collateral Records” shall mean books, records, ledger cards, files, correspondence, customer lists, supplier lists, blueprints, technical specifications, manuals, computer software and related documentation, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

“Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

“Collateral Trust Agreement” shall have the meaning set forth in the recitals.

“Collateral Trustee” shall have the meaning set forth in the recitals.

“Company” shall have the meaning set forth in the preamble.

“Contract” shall have the meaning set forth in Section 2.2(c).

“Control” shall mean:  (1) with respect to any Deposit Accounts, control within the meaning of Section 9-104 of the UCC, (2) with respect to any Securities Accounts, Security Entitlements, Commodity Contract or Commodity Account, control within the meaning of Section 9-106 of the UCC, (3) with respect to any Uncertificated Securities, control within the meaning of Section 8-106(c) of the UCC, (4) with respect to any Certificated Security, control within the meaning of Section 8-106(a) or (b) of the UCC, (5) with respect to any Electronic Chattel Paper, control within the meaning of Section 9-105 of the UCC, (6) with respect to Letter of Credit Rights, control within the meaning of Section 9-107 of the UCC and (7) with respect to any “transferable record”(as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction), control within the meaning of Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in the jurisdiction relevant to such transferable record.

“Controlled Foreign Corporation” shall mean “controlled foreign corporation” as defined in the Internal Revenue Code.

“Copyright Licenses” shall mean any and all agreements and licenses providing for the granting of any right in or to any Copyright (whether such Grantor is licensee or licensor thereunder).

“Copyrights” shall mean all United States copyrights, including but not limited to copyrights in software and databases, and all Mask Works (as defined under 17 U.S.C. § 901 of the U.S. Copyright Act), whether registered or unregistered, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications referred to in Schedule 5.2(II) under the heading “Copyrights” (as such schedule may be amended or supplemented from time to time), (ii) all extensions and renewals thereof, (iii) all rights corresponding thereto, (iv) all rights to sue for past, present and future infringements thereof, and (v) all Proceeds of the foregoing, including, without limitation, royalties, income, payments, claims, damages and proceeds of suit.

“Discharge of Parity Lien Obligations” shall have the meaning set forth in the Collateral Trust Agreement.

“Discharge of Priority Lien Obligations” shall have the meaning set forth in the Collateral Trust Agreement.

“Domestic Laws” shall mean the laws, rules or regulations of the United States or any State thereof or the District of Columbia.

“Event of Default” shall have the meaning set forth in any Parity Lien Document (including the Indenture).

“Excluded Account” shall mean (a) any deposit account used solely for: (i) funding payroll or segregating payroll taxes or funding other employee wage or benefit payments in the ordinary course of business, (ii) segregating 401(k) contributions or contributions to an employee stock purchase plan and other health and benefit plan, in each case for payment in accordance with any applicable laws or (iii) any zero-balance disbursement accounts, (b) any deposit account or securities account the funds in which consist solely of funds held by the Company or any Subsidiary on behalf of or in trust for the benefit of any third party that is not an Affiliate of the Company or any Subsidiary, (c) any deposit account the funds in which consist solely of cash earnest money deposits or funds deposited under escrow or similar arrangements in connection with any letter of intent or purchase agreement for an acquisition or any other transaction permitted under the indenture and (d) any account holding cash and cash equivalents and such cash and cash equivalents that may be pledged to secure Priority Lien Obligations consisting of reimbursement obligations in respect of letters of credit and swing line loans (and/or any obligations of lenders participating in the facilities under which such letters of credit are issued and swing line loans made) pursuant to the Priority Lien Documents without granting a Lien thereon to secure any other Priority Lien Obligations, Parity Lien Obligations or any other Secured Obligations.

“Excluded Asset” shall mean any asset of any Grantor excluded from the security interest hereunder by virtue of Section 2.2 hereof but only to the extent, and for so long as, so excluded thereunder.

“Foreign Laws” shall mean any laws, rules or regulations other than Domestic Laws.

“FSHCO” means any Domestic Subsidiary that has no material assets other than Equity Interests of (x) a Foreign Subsidiary or (y) any other FSHCO.

“Grantor” shall have the meaning set forth in the preamble.

“Indenture” shall have the meaning set forth in the recitals.

“Insurance” shall mean all insurance policies covering any or all of the Collateral (regardless of whether the Parity Lien Collateral Trustee is the loss payee thereof).

“Intellectual Property” shall mean, the collective reference to all rights, title and interest in intellectual property arising under the laws of the United States, including without limitation, Copyrights, Patents, Trademarks and Trade Secrets.

“Intellectual Property Security Agreement” shall mean each intellectual property security agreement executed and delivered by the applicable Grantors, substantially in the form set forth in Exhibit C, Exhibit D and Exhibit E, as applicable.

“Intercompany Note” shall mean that certain Global Intercompany Demand Promissory Note described on Part II to the Collateral Questionnaire.

“Investment Accounts” shall mean the Securities Accounts, Commodity Accounts and Deposit Accounts.

“Investment Related Property” shall mean:  (i) all “investment property” (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests, Pledged Debt, the Investment Accounts and certificates of deposit; in each case of the foregoing, excluding any Excluded Asset.

“Issuer” shall have the meaning set forth in the preamble.

“Material Intellectual Property” shall mean any Intellectual Property included in the Collateral that is material to the business of any Grantor.

“Parity Lien Collateral Trustee” shall have the meaning set forth in the preamble.

“Parity Lien Documents” shall have the meaning set forth in the Collateral Trust Agreement.

“Parity Lien Obligations” shall mean, without duplication, (i) all Parity Lien Obligations (as defined in the Collateral Trust Agreement) and (ii) all Obligations in respect of Notes, Note Guarantees and other Obligations under the Indenture.

“Parity Lien Representative” shall have the meaning set forth in the Collateral Trust Agreement.

“Parity Lien Secured Parties” shall have the meaning set forth in the Collateral Trust Agreement.

“Patent Licenses” shall mean all agreements and licenses providing for the granting of any right in or to any Patent (whether such Grantor is licensee or licensor thereunder).

“Patents” shall mean all United States patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including, but not limited to: (i) each patent and patent application referred to in Schedule 5.2(II) hereto under the heading “Patents” (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all rights corresponding thereto, (iv) all inventions and improvements described therein, (v) all rights to sue for past, present and future infringements thereof, (vi) all claims, damages, and proceeds of suit arising therefrom, and (vii) all Proceeds of the foregoing, including, without limitation, royalties, income, payments, claims, damages, and proceeds of suit.

“Permitted Lien” shall have the meaning assigned in the Indenture.

“Pledge Supplement” shall mean any supplement to this Agreement in substantially the form of Exhibit A.

“Pledged Debt” shall mean all indebtedness for borrowed money owed to such Grantor, whether or not evidenced by any Instrument, including, without limitation, all indebtedness described on Schedule 5.2(I) under the heading “Pledged Debt” (as such schedule may be amended or supplemented from time to time), issued by the obligors named therein, the instruments, if any, evidencing any of the foregoing, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

“Pledged Equity Interests” shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and any other participation or interests in any equity or profits of any business entity including, without limitation, any trust and all management rights relating to any entity whose equity interests are included as Pledged Equity Interests, excluding, in each case, such interests that constitute Excluded Assets.

“Pledged LLC Interests” shall mean all interests in any limited liability company and each series thereof including, without limitation, all limited liability company interests listed on Schedule 5.2(I) under the heading “Pledged LLC Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests and all rights as a member of the related limited liability company, excluding, in each case, such interests that constitute Excluded Assets.

“Pledged Partnership Interests” shall mean all interests in any general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on Schedule 5.2(I) under the heading “Pledged Partnership Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests and all rights as a partner of the related partnership, excluding, in each case, such interests that constitute Excluded Assets.

“Pledged Stock” shall mean all shares of capital stock owned by such Grantor, including, without limitation, all shares of capital stock described on Schedule 5.2(I) under the heading “Pledged Stock” (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, excluding, in each case, such interests that constitute Excluded Assets.

“Priority Lien Administrative Agent” shall have the meaning set forth in the recitals.

“Priority Lien Collateral Trustee” shall have the meaning set forth in the recitals.

“Receivables” shall mean all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property, together with all of Grantor’s rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.

“Receivables Records” shall mean (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of Grantor or any computer bureau or agent from time to time acting for Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors, secured parties or agents thereof, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written or non-written forms of information related in any way to the foregoing or any Receivable, in each case of clauses (i) - (v), to the extent not prohibited to be pledged pursuant to any written agreement with any applicable Account Debtor.

“Secured Parties” shall mean each holder of Notes and each other holder of a Parity Lien Obligation, the Trustee and each Parity Lien Representative, the Collateral Trustee and each other Parity Lien Secured Party.

“Trademark Licenses” shall mean any and all agreements and licenses providing for the granting of any right in or to Trademarks (whether such Grantor is licensee or licensor thereunder).

“Trademarks” shall mean all United States trademarks, trade names, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, all registrations and applications for any of the foregoing including, but not limited to: (i) the registrations and applications referred to in Schedule 5.2(II) under the heading “Trademarks” (as such schedule may be amended or supplemented from time to time), (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by the foregoing, (iv) the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and (v) all Proceeds of the foregoing, including, without limitation, royalties, income, payments, claims, damages, and proceeds of suit.

“Trade Secret Licenses” shall mean any and all agreements providing for the granting of any right in or to Trade Secrets (whether such Grantor is licensee or licensor thereunder).

“Trade Secrets” shall mean all trade secrets and all other confidential or proprietary information and know-how whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such Trade Secret, including but not limited to: (i) the right to sue for past, present and future misappropriation or other violation of any Trade Secret, and (ii) all Proceeds of the foregoing, including, without limitation, royalties, income, payments, claims, damages, and proceeds of suit.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.

“United States” shall mean the United States of America.

1.2                               Definitions; Interpretation.

(a)                                 In this Agreement, the following capitalized terms shall have the meaning given to them in the UCC (and, if defined in more than one Article of the UCC, shall have the meaning given in Article 9 thereof): Account, Account Debtor, As-Extracted Collateral, Bank, Certificate of Title, Certificated Security, Chattel Paper, Commercial Tort Claims, Commodity Account, Commodity Contract, Commodity Intermediary, Consignee, Consignment, Consignor, Deposit Account, Document, Entitlement Order, Electronic Chattel Paper, Equipment, Farm Products, General Intangibles, Goods, Health-Care-Insurance Receivable, Instrument, Inventory, Letter of Credit Right, Manufactured Home, Money, Payment Intangible, Proceeds, Record, Securities Account, Securities Intermediary, Security Certificate, Security Entitlement, Supporting Obligations, Tangible Chattel Paper and Uncertificated Security.

(b)                                 All other capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Indenture or the Collateral Trust Agreement as applicable.  The incorporation by reference of terms defined in the Indenture shall survive any termination of the Indenture until this Agreement is terminated as provided in Section 11 hereof.  Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.  References herein to any Section, Appendix, Schedule or Exhibit shall be to a Section, an Appendix, a Schedule or an Exhibit, as the case may be, hereof unless otherwise specifically provided.  Unless the context requires otherwise, any definition of or reference to any agreement, instrument or other document (including any Organizational Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Note Document or other Parity Lien Document).  The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.  The terms lease and license shall include sub-lease and sub-license, as applicable.  If any conflict or inconsistency exists between this Agreement and the Indenture, the Indenture shall govern.  All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

SECTION 2.                         GRANT OF SECURITY.

2.1                               Grant of Security.  Each Grantor hereby grants to the Parity Lien Collateral Trustee, for its benefit and for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all personal property of such Grantor (subject to the limitations set forth in Section 2.2) including, but not limited to the following, in each case whether now or hereafter existing or in which any Grantor now has or hereafter acquires an interest and wherever the same may be located (all of which being hereinafter collectively referred to as the “Collateral”):

(a)                                 Accounts;

(b)                                 As-Extracted Collateral;

(c)                                  Chattel Paper;

(d)                                 Documents;

(e)                                  General Intangibles;

(f)                                   Goods (including, without limitation, Inventory, which, for the avoidance of doubt, shall include coal Inventory, and Equipment);

(g)                                  Instruments;

(h)                                 Insurance;

(i)                                     Intellectual Property, Copyright Licenses, Patent Licenses, Trademark Licenses and Trade Secret Licenses;

(j)                                    Investment Related Property (including, without limitation, Deposit Accounts);

(k)                                 Letter of Credit Rights;

(l)                                     Money;

(m)                             Receivables and Receivable Records;

(n)                                 Commercial Tort Claims now or hereafter described on Schedule 5.2

(o)                                 to the extent not otherwise included above, all other personal property of any kind and all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and

(p)                                 to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

2.2                               Certain Limited Exclusions.  Notwithstanding anything contained in this Agreement to the contrary, in no event shall the Collateral include or the security interest granted under Section 2.1 hereof attach to:

(a)                                 motor vehicles and other assets subject to certificates of title;

(b)                                 commercial tort claims where the amount of the net proceeds claimed is less than $10,000,000;

(c)                                  (i) those assets over which the pledging or granting of a security interest in such assets (x) would be prohibited by any applicable law (other than any organizational document), rule or regulation (except to the extent such prohibition is unenforceable after giving effect to applicable anti-assignment provisions of the UCC, other than proceeds thereof, the assignment of which is expressly deemed effective under the UCC notwithstanding such prohibitions), (y) would be prohibited by, or cause a default under or result in a breach, violation or invalidation of, any lease, license or other written agreement or written obligation (each, a “Contract”) to which such assets are subject, including the Longwall Financing Arrangements, or would give another Person (other than the Company or any Controlled Subsidiary) a right to terminate or accelerate the obligations under such Contract or to obtain a Lien to secure obligations owing to such Person (other than the Company or any Controlled Subsidiary) under such Contract (but only to the extent such assets are subject to such Contract and such Contract is not entered into for purposes of circumventing or avoiding the collateral requirements of the Parity Lien Debt Documents), unless the Company or any Guarantor may unilaterally waive it (in each case, except to the extent any such prohibition is unenforceable after giving effect to applicable anti-assignment provisions of the UCC) or (z) would require obtaining the consent, approval, license or authorization of any Person (other than the Company or any Guarantor) or applicable Governmental Authority, except to the extent that such consent, approval, license or authorization has already been obtained, and (ii) any Contract or any property or other asset subject to Liens securing permitted Acquired Debt (limited to the acquired assets), a purchase money security interest, Capital Lease Obligation or similar arrangement or sale and leaseback transaction to the extent that a grant of a security interest therein requires the consent of any Person (other than the Company or any Guarantor) as a condition to the creating of another security interest, would violate or invalidate such Contract or purchase money, capital lease or similar arrangement or create a right of termination in favor of any other party thereto (other than the Company or a Guarantor) after giving effect to the applicable anti-assignment provisions of the UCC), other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the UCC notwithstanding such prohibition;

(d)                                 those assets with respect to which in the good faith judgment of the Company, (i) the costs or other consequences of obtaining or perfecting such a security interest are excessive in relation to the benefits to be obtained by the Secured Parties therefrom or (ii) obtaining or perfecting a security interest would result in adverse tax consequences to the Company or its Subsidiaries;

(e)                                  any Letter of Credit Rights (other than to the extent a Lien thereon can be perfected by filing a customary financing statement);

(f)                                   any right, title or interest in receivables assets sold, pledged or financed pursuant to a Permitted Receivables Financing, and all of the Company’s and any Subsidiary’s rights, interests and claims under a Permitted Receivables Financing, and any other assets subject to a Permitted Receivables Financing;

(g)                                  any real property and leasehold rights and interests in real property other than Material Real Property;

(h)                                 any “intent-to-use” application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing and acceptance of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto;

(i)                                     (i) any Equity Interest that is Voting Stock of a first tier Foreign Subsidiary or FSHCO in excess of 65% of the Voting Stock of such Subsidiary, (ii) any Equity Interests of captive insurance subsidiaries and not for profit subsidiaries, (iii) any Equity Interests in, or assets of, any Securitization Subsidiary, (iv) any Equity Interests in an Unrestricted Subsidiary (other than Hillsboro or Patton), (v) margin stock, and (vi) any Equity Interests in any Subsidiary that is not Wholly Owned by the Company or any Restricted Subsidiary or in a Joint Venture, if the granting of a security interest therein (A) would be prohibited by, cause a default under or result in a breach of, or would give another Person (other than the Company or any Controlled Subsidiary) a right to terminate, under any Organizational Document, shareholders, joint venture or similar agreement applicable to such Subsidiary or Joint Venture or (B) would require obtaining the consent of any Person (other than the Company or any Controlled Subsidiary) (it being understood and agreed that nothing herein shall prohibit or otherwise limit the Lien on the Equity Interests in Hillsboro or Patton as security for the Obligations of the Guarantors holding such Equity Interests under the Note Guarantees, which shall be required and granted pursuant to the Parity Lien Security Documents);

(j)                                    except as required pursuant to clause (i)(i) above, any foreign collateral or credit support;

(k)                                 to the extent requiring the consent of one or more third parties or prohibited by the terms of any applicable organizational documents, joint venture agreement or shareholders’ agreement, Equity Interests in any Person other than Wholly Owned Restricted Subsidiaries;

(l)                                     any governmental licenses or state or local franchises, charters and authorizations, in each case, to the extent security interests in such licenses, franchises, charters or authorizations are prohibited or restricted thereby (in each case, except to the extent any such prohibition is unenforceable after giving effect to the applicable anti-assignment provisions of the UCC);

(m)                             deposits subject to Permitted Liens (other than the Liens in favor of the Collateral Trustee); and

(n)                                 Excluded Accounts;

provided that the Collateral shall include the replacements, substitutions and proceeds of any of the foregoing unless such replacements, substitutions or proceeds also constitute Excluded Assets.

2.3                               Collateral Trust Agreement.  Notwithstanding anything herein to the contrary, the lien and security interest granted to the Parity Lien Collateral Trustee pursuant to this Agreement and the exercise of any right or remedy by the Parity Lien Collateral Trustee hereunder are subject to the provisions of the Collateral Trust Agreement.  In the event of any conflict between the terms of the Collateral Trust Agreement and this Agreement, the terms of the Collateral Trust Agreement shall govern and control.

SECTION 3.                         SECURITY FOR PARITY LIEN OBLIGATIONS; GRANTORS REMAIN LIABLE.

3.1                               Security for Parity Lien Obligations.  This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a) (and any successor provision thereof)), of all Parity Lien Obligations.

3.2                               Continuing Liability Under Collateral.  Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Parity Lien Collateral Trustee or any other Secured Party, (ii) each Grantor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Parity Lien Collateral Trustee nor any Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Parity Lien Collateral Trustee nor any Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, and (iii) the exercise by the Parity Lien Collateral Trustee of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

SECTION 4.                         CERTAIN PERFECTION REQUIREMENTS

4.1                               Delivery Requirements.

(a)                                 With respect to any Certificated Securities included in the Collateral, each Grantor shall deliver to the Applicable Collateral Trustee the Security Certificates evidencing such Certificated Securities duly indorsed by an effective indorsement (within the meaning of Section 8-107 of the UCC), or accompanied by share transfer powers or other instruments of transfer duly endorsed by such an effective endorsement, in each case, to the Applicable Collateral Trustee or in blank.  In addition, each Grantor shall cause any certificates evidencing any Pledged Equity Interests, including, without limitation, any Pledged Partnership Interests or Pledged LLC Interests, to be similarly delivered to the Applicable Collateral Trustee regardless of whether such Pledged Equity Interests constitute Certificated Securities.

(b)                                 With respect to any Instruments or Tangible Chattel Paper included in the Collateral, each Grantor shall deliver to the Parity Lien Collateral Trustee all such Instruments or Tangible Chattel Paper duly indorsed in blank; provided, however, that such delivery requirement shall not apply to any Instruments or Tangible Chattel Paper (other than the Intercompany Note) having a face amount of less than (i) $500,000 individually and (ii) $5,000,000 in the aggregate.

4.2                               Control Requirements.

(a)                                 Subject to Section 6.18 of the Credit Agreement (to the extent applicable), with respect to any Deposit Account, Securities Account, Security Entitlement, Commodity Account or Commodity Contract included in the Collateral, each Grantor shall ensure that the Parity Lien Collateral Trustee has Control thereof; provided, however, that such Control requirement shall not apply to Deposit Accounts as long as the aggregate cash deposited in all such Deposit Accounts does not exceed $1,000,000.  With respect to any Securities Accounts or Securities Entitlements, such Control shall be accomplished by the Grantor causing the Securities Intermediary maintaining such Securities Account or Security Entitlement to enter into an agreement in form and substance reasonably satisfactory to the Parity Lien Collateral Trustee pursuant to which the Securities Intermediary shall agree to comply with the Parity Lien Collateral Trustee’s Entitlement Orders without further consent by such Grantor.  With respect to any Deposit Account, each Grantor shall cause the depositary institution maintaining such account to enter into an agreement in form and substance reasonably satisfactory to the Parity Lien Collateral Trustee, pursuant to which such depository institution shall agree to comply with the Parity Lien Collateral Trustee’s instructions with respect to disposition of funds in the Deposit Account without further consent by such Grantor.  With respect to any Commodity Accounts or Commodity Contracts, each Grantor shall cause Control in favor of the Parity Lien Collateral Trustee in a manner reasonably acceptable to the Parity Lien Collateral Trustee.  With respect to any Uncertificated Security included in the Collateral (other than any Uncertificated Securities credited to a Securities Account), the applicable Grantor shall promptly notify the Applicable Collateral Trustee of the acquisition thereof and thereafter at the written request of the Applicable Collateral Trustee, each Grantor shall cause (or, with respect to an issuer that is not a Subsidiary or a controlled Affiliate of a Grantor, use commercially reasonable efforts to cause), the issuer of such Uncertificated Security to either (i) register the Applicable Collateral Trustee as the registered owner thereof on the books and records of the issuer or (ii) execute an agreement substantially in the form of Exhibit B hereto (or such other agreement in form and substance reasonably satisfactory to the Applicable Collateral Trustee), pursuant to which such issuer agrees to comply with the Applicable Collateral Trustee’s instructions with respect to such Uncertificated Security without further consent by such Grantor; provided that, with respect to an issuer that is not a Subsidiary or a controlled Affiliate of a Grantor, if after the use of commercially reasonable efforts such Grantor cannot satisfy such requirement with respect to such Uncertificated Security then such Grantor shall not be required to take any further action with respect to such Uncertificated Security to ensure that the Applicable  Collateral Trustee has Control of such Uncertificated Security.  Notwithstanding anything herein to the contrary, prior to the Discharge of Priority Lien Obligations, if the applicable depositary institution, Securities Intermediary or commodities intermediary is not willing to provide Control to both the Priority Lien Collateral Trustee and the Parity Lien Collateral Trustee at the same time, the applicable Grantor shall be in compliance with this Section 4.2 if the Priority Lien Collateral Trustee has such Control (and the Priority Lien Collateral Trustee shall act as gratuitous bailee or agent for the benefit of the Parity Lien Collateral Trustee for perfection purposes pursuant to Section 7.4 of the Collateral Trust Agreement).

(b)                                 With respect to any Letter of Credit Rights having a value in excess of $1,000,000 individually or $3,000,000 in the aggregate included in the Collateral (other than any Letter of Credit Rights constituting a Supporting Obligation for a Receivable in which the Parity Lien Collateral Trustee has a valid and perfected security interest), Grantor shall use its commercially reasonable efforts to ensure that the Applicable Collateral Trustee has Control thereof by obtaining the written consent of each issuer of each related letter of credit to the assignment of the proceeds of such letter of credit to the Applicable Collateral Trustee.

(c)                                  With respect to any Electronic Chattel Paper or “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction) included in the Collateral, Grantor shall ensure that the Applicable Collateral Trustee has Control thereof; provided, however, that such Control requirement shall not apply to any Electronic Chattel Paper or transferable record having a face amount of less than $2,000,000 in the aggregate.

4.3                               Intellectual Property Recording Requirements.

(a)                                 In the case of any Collateral (whether now owned or hereafter acquired) consisting of U.S. federal issued Patents and applications therefor, each Grantor shall execute and deliver to the Parity Lien Collateral Trustee a Patent Security Agreement (Parity Lien) in substantially the form of Exhibit D hereto (or a supplement thereto) covering all such Patents for recordation with the U.S. Patent and Trademark Office with respect to the security interest of the Parity Lien Collateral Trustee.

(b)                                 In the case of any Collateral (whether now owned or hereafter acquired) consisting of U.S. federal registered Trademarks and applications therefor, each Grantor shall execute and deliver to the Parity Lien Collateral Trustee a Trademark Security Agreement (Parity Lien) in substantially the form of Exhibit C hereto (or a supplement thereto) covering all such Trademarks for recordation with the U.S. Patent and Trademark Office with respect to the security interest of the Parity Lien Collateral Trustee.

(c)                                  In the case of any Collateral (whether now owned or hereafter acquired) consisting of U.S. federal registered Copyrights, each Grantor shall execute and deliver to the Parity Lien Collateral Trustee a Copyright Security Agreement (Parity Lien) in substantially the form of Exhibit E hereto (or a supplement thereto) covering all such Copyrights for recordation with the U.S. Copyright Office with respect to the security interest of the Parity Lien Collateral Trustee.

4.4                               [Reserved.]

4.5                               Timing and Notice.  With respect to any Collateral in existence on the Issue Date, except as otherwise expressly stated above, each Grantor shall comply with the requirements of Section 4 on the date hereof and, with respect to any Collateral hereafter owned or acquired, such Grantor shall comply with such requirements within thirty (30) days (or such longer period as the Applicable Collateral Trustee may agree to (which, if the Applicable Collateral Trustee is the Parity Lien Collateral Trustee, shall be as directed by the Controlling Representative) of such Grantor acquiring rights therein; provided, that with respect to any Deposit Account, Securities Account, Security Entitlement, Commodity Account or Commodity Contract that is acquired after the Issue Date in connection with a Permitted Acquisition, if the applicable Grantor cannot provide the Parity Lien Collateral Trustee with Control thereof to the extent required under Section 4.2(a) within sixty (60) days after the consummation of such Permitted Acquisition after using its commercially reasonable efforts to do so, then (a) with respect to any Commodity Account or Commodity Contract, such Grantor shall not be required to take any further action with respect thereto to ensure that the Parity Lien Collateral Trustee has Control thereof and (b) with respect to any Securities Account, Security Entitlement or Deposit Account, the Grantor shall have an additional ninety (90) days (or such longer period as the Applicable Collateral Trustee as directed by the applicable Controlling Representative may agree to) to achieve compliance with Section 4.2(a) with respect to such Deposit Account; provided that, if the Priority Lien Collateral Trustee has such Control, the Priority Lien Collateral Trustee shall act as gratuitous bailee or agent for the benefit of the Parity Lien Collateral Trustee for perfection purposes pursuant to Section 7.4 of the Collateral Trust Agreement. Each Grantor shall promptly inform the Priority Lien Collateral Trustee in writing of its acquisition of any Collateral for which any action is required by Section 4 hereof (including, for the avoidance of doubt, the filing of any U.S. federal applications for, or the issuance or registration of, any Patents, Copyrights or Trademarks).

SECTION 5.                         REPRESENTATIONS AND WARRANTIES.

Each Grantor hereby represents and warrants, that:

5.1                               Grantor Information and Status.

(a)                                 as of the Issue Date, Schedule 5.1(A) sets forth under the appropriate headings: (1) the full legal name of such Grantor, (2) the type of organization of such Grantor, (3) the jurisdiction of organization of such Grantor, (4) its organizational identification number, if any, and (5) the jurisdiction where the chief executive office or its sole place of business (or the principal residence if such Grantor is a natural person) is located;

(b)                                 [reserved];

(c)                                  as of the Issue Date, except as provided on Schedule 5.1(C), it has not changed its name, jurisdiction of organization, chief executive office or sole place of business (or principal residence if such Grantor is a natural person) or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise), in each case, within the past five (5) years;

(d)                                 as of the Issue Date, such Grantor has been duly organized and is validly existing as an entity of the type as set forth opposite such Grantor’s name on Schedule 5.1(A) solely under the laws of the jurisdiction as set forth opposite such Grantor’s name on Schedule 5.1(A) and remains duly existing as such.  Such Grantor has not filed any certificates of dissolution or liquidation, any certificates of domestication, transfer or continuance in any other jurisdiction; and

(e)                                  as of the Issue Date no Grantor is a “transmitting utility” (as defined in Section 9-102(a)(80) of the UCC).

5.2                       Collateral Identification; Special Collateral.

(a)                                 as of the Issue Date, Schedule 5.2 sets forth under the appropriate headings all of such Grantor’s: (1) Pledged Equity Interests, (2) Pledged Debt, (3) Securities Accounts, (4) Deposit Accounts, (5) Commodity Contracts and Commodity Accounts, (6) United States federal registrations and issuances of and applications for Patents, Trademarks (other than Internet domain names), and Copyrights owned by each Grantor, (7) Commercial Tort Claims other than any Commercial Tort Claims that constitute Excluded Assets pursuant to Section 2.2(b), (8) [reserved], and (9) [the name and address of any warehouseman, bailee or other third party, other than with any third party in connection with preparation for shipment or for rehabilitation or refurbishment in possession of any Inventory, Equipment and other tangible personal property other than any Inventory, Equipment or other tangible personal property having a value less than  $3,000,000 individually or $5,000,000 in the aggregate; and

(b)                                 as of the Issue Date, none of the material Collateral constitutes, or is the Proceeds of, (1) Farm Products, (2) Manufactured Homes, (3) Health-Care-Insurance Receivables, (4) timber to be cut, or (5) aircraft, aircraft engines, satellites, ships or (except as set forth on Schedule XVI to the Collateral Questionnaire) railroad rolling stock.

5.3                               Ownership of Collateral and Absence of Other Liens.

(a)                                 (x) it owns the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired, developed or created (including by way of lease or license), will continue to own or have such rights in each item of the Collateral except where failure to do so would not reasonably be expected to result in a Material Adverse Effect, and (y) the Collateral is free and clear of any and all Liens other than any Permitted Liens; and

(b)                                 other than any financing statements filed in favor of the Parity Lien Collateral Trustee, no Grantor has filed or consented to the filing of any effective financing statement, fixture filing or other instrument similar in effect under any applicable law covering all or any part of the Collateral which is on file in any filing or recording office, in each case to the extent such filing effectuates a

Lien other than a Permitted Lien, except for (x) any filings, notices or recordations with respect to which the underlying Indebtedness has been paid off or otherwise satisfied and (y) financing statements for which duly authorized proper termination statements have been delivered to the Parity Lien Collateral Trustee for filing.  Other than the Parity Lien Collateral Trustee, the Priority Lien Collateral Trustee and any automatic control in favor of a depository institution, Securities Intermediary or Commodity Intermediary maintaining a Deposit Account, Securities Account or Commodity Contract, no Person is in Control of any Collateral.

5.4                               Status of Security Interest.

(a)                                 upon the filing of financing statements naming each Grantor as “debtor” and the Parity Lien Collateral Trustee as “secured party” and describing the Collateral in the filing offices set forth opposite such Grantor’s name on Schedule 5.4 hereof provided as of the Issue Date, the security interest of the Parity Lien Collateral Trustee in all Collateral that can be perfected by the filing of a financing statement under the Uniform Commercial Code as in effect in any jurisdiction will constitute valid, perfected, first priority Liens (if and to the extent perfection can be achieved through the actions described in this Section 5.4(a)) subject in the case of priority only, to any Permitted Liens with respect to Collateral.  Each agreement purporting to give the Parity Lien Collateral Trustee (or the Priority Lien Collateral Trustee, if acting as the agent of the Parity Lien Collateral Trustee pursuant to Section 7.4 of the Collateral Trust Agreement) Control over any Collateral is effective to establish the Parity Lien Collateral Trustee’s (or the Priority Lien Collateral Trustee’s, as the case may be), Control of the Collateral subject thereto;

(b)                                 to the extent perfection or priority of the security interest therein is not subject to Article 9 of the UCC, upon recordation of the security interests granted hereunder in Collateral consisting of issued U.S. Patents and patent applications, U.S. federal registered Trademarks and Trademark applications and U.S. registered Copyrights in the United States Patent and Trademark Office and the United States Copyright Office, the security interests granted to the Parity Lien Collateral Trustee hereunder in such Patents Trademarks and Copyrights hereunder shall constitute valid, perfected, first priority Liens in the United States (subject, in the case of priority only, to Permitted Liens).  Notwithstanding the foregoing, nothing in this Agreement or any other Note Documents or other Parity Lien Documents shall require any Grantor to make any filings or take any other actions to record or perfect the Parity Lien Collateral Trustee’s Lien on and security interest in any Intellectual Property outside the United States or to reimburse the Parity Lien Collateral Trustee for any costs or expenses incurred in connection with making such filings or taking any other such action; and

(c)                                  no authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other Person is required for either (i) the pledge or grant by any Grantor of the Liens purported to be created in favor of the Parity Lien Collateral Trustee hereunder or (ii) the exercise by the Parity Lien Collateral Trustee of any rights or remedies in accordance with the UCC in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings contemplated by clause (a) above and continuation statements in respect thereof and clause (b) above, (B) the actions described in Section 4.2 with respect to Collateral subject to Control requirements, which actions have been taken and are in full force and effect, and (C) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Securities.

5.5                               Goods and Receivables.

(a)                                 [reserved];

(b)                                 except as set forth on Schedule 5.5(B), as of the Issue Date, none of the Account Debtors in respect of any Receivable in excess of $1,000,000 individually or $2,500,000 in the aggregate is the government of the United States, any agency or instrumentality thereof, any state or municipality or any foreign sovereign;

(c)                                  no material portion of Goods now or hereafter produced by any Grantor and included in the Collateral have been or will be produced in material violation of the requirements of the Fair Labor Standards Act, as amended, or the rules and regulations promulgated thereunder; and

(d)                                 other than any Inventory or Equipment in transit, undergoing repairs, replacements loaned to employees, or kept on the premises of customers or with any third party in connection with preparation for shipment or for rehabilitation or refurbishment, as of the Issue Date, all of the material Equipment and Inventory included in the Collateral is located only at the locations specified in Schedule 5.5(D).

5.6                               Pledged Equity Interests; Investment Related Property.

(a)                                 it is the record and beneficial owner of the Pledged Equity Interests free of all Liens, rights or claims of other Persons other than Permitted Liens and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests;

(b)                                 no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary in connection with the creation, perfection or second priority of the security interest of the Parity Lien Collateral Trustee in any Pledged Equity Interests or, to the extent the Pledged Equity Interests are issued by a wholly-owned Subsidiary of a Grantor, the exercise by the Parity Lien Collateral Trustee of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof except as contemplated by the Collateral Trust Agreement or as have been obtained or waived; and

(c)                                  none of the Pledged LLC Interests and Pledged Partnership Interests in Wholly Owned Subsidiaries are or represent interests that by their terms provide that they are securities governed by the Uniform Commercial Code of an applicable jurisdiction.

5.7                               Intellectual Property.

(a)                                 it is the sole and exclusive owner of the entire right, title, and interest in and to all Intellectual Property listed on Schedule 5.2(II) (as such schedule may be amended or supplemented from time to time), and owns or has a license or other right to use all other Material Intellectual Property, free and clear of all Liens (except for Permitted Liens) and all claims (except such claims as would not reasonably be expected to have a Material Adverse Effect);

(b)                                 as of the Issue Date, except to the extent any such occurrence could not reasonably be expected to cause a Material Adverse Effect, all Material Intellectual Property owned by such Grantor is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and each Grantor has performed all acts and has paid, when due, all material renewal, maintenance, and other fees and taxes required to maintain each and every material registration and application of Copyrights, Patents and Trademarks owned by such Grantor in full force and effect, except to the extent being actively contested by such Grantor in good faith and by appropriate proceedings;

(c)                                  except to the extent any such occurrence could not reasonably be expected to cause a Material Adverse Effect, no holding, decision, or judgment has been rendered in any action or proceeding before any court or administrative authority challenging the validity of such Grantor’s right to register, or such Grantor’s rights to own or use, any Material Intellectual Property (other than office actions issued in the ordinary course of prosecution) and no such action or proceeding is pending or, to the best of such Grantor’s knowledge, threatened;

(d)                                 all registrations and applications for Copyrights, Patents and Trademarks owned by such Grantor and included in the Material Intellectual Property are standing in the name of such Grantor;

(e)                                  except to the extent that the failure to do so could not reasonably be expected to cause a Material Adverse Effect , such Grantor has been using appropriate statutory notice of registration in connection with its use of registered Trademarks owned by such Grantor, proper marking practices in connection with its use of Patents owned by such Grantor, and appropriate notice of copyright in connection with the publication of Copyrights owned by such Grantor, in each case, to the extent constituting Material Intellectual Property and necessary to maintain such items;

(f)                                   such Grantor has taken commercially reasonable steps to protect the confidentiality of its Trade Secrets in accordance with industry standards except as would not reasonably be expected to have a Material Adverse Effect;

(g)                                  except to the extent any such occurrence could not reasonably be expected to cause a Material Adverse Effect, (i) the conduct of such Grantor’s business does not infringe upon or otherwise violate any trademark, patent, copyright, trade secret or other intellectual property right owned or controlled by a third party; and (ii) no written claim has been made against such Grantor that the use of any Material Intellectual Property owned or used by such Grantor (or any of its respective licensees) violates the asserted rights of any third party, nor, to such Grantor’s knowledge, has any such claim been threatened;

(h)                                 to the best of such Grantor’s knowledge, no Person is infringing or otherwise violating any rights in any Material Intellectual Property owned by such Grantor; and

(i)                                     no settlement or consents, covenants not to sue, non-assertion assurances, or releases have been entered into by such Grantor in a manner that could materially adversely affect such Grantor’s rights to own or use any Material Intellectual Property.

SECTION 6.                         COVENANTS AND AGREEMENTS.

Each Grantor hereby covenants and agrees that:

6.1                               Agreement by Applicable Issuers and Applicable Grantors.

.  Each of the issuers of the Pledged Equity Interests that are limited liability companies and Grantors and each of such issuers that are not Grantors but that join this Agreement from time to time in their capacity as such issuers (each an “Applicable Issuer”) and each of the applicable Grantors that are pledgors of such Pledged Equity Interests (each, an “Applicable Grantor”) hereby consent and agree that:

(i) any member of such Applicable Issuer (a “Member”) may pledge its membership interests (“Membership Interests”) to secure obligations arising pursuant to loans or other financial accommodations made to such Member and/or one or more of its affiliates from time to time, (ii) a pledgee of Membership Interests, or such pledgee’s permitted successors or assigns, may, in connection with the valid exercise of such pledgee’s or such permitted successor’s or assign’s rights, sell, transfer or otherwise dispose of all or part of the Membership Interests (including a sale, transfer or disposition in connection with any foreclosure) without any further consent of any Member and (iii) a pledgee of the Membership Interests, or such pledgee’s permitted successors or assigns, in connection with the valid exercise of such pledgee’s or such permitted successor’s or assign’s rights, or any purchaser of the Membership Interests acquired the Membership Interests in connection with the valid exercise of such rights (including in connection with any foreclosure), may acquire the Membership Interests and become a Member or be substituted for a Member of such Applicable Issuer without the consent of any Member.

6.2                               Collateral Identification; Special Collateral.

(a)                                 In the event that it hereafter acquires any Collateral of a type described in Section 5.2(b) hereof excluding railroad rolling stock, the value of which exceeds $5,000,000 in the aggregate since the Issue Date, it shall promptly notify the Parity Lien Collateral Trustee thereof in writing and take such actions and execute such documents and make such filings all at Grantor’s expense as the Applicable Collateral Trustee may reasonably request in order to ensure that the Parity Lien Collateral Trustee has a valid, perfected, first priority security interest in such Collateral, subject to any Permitted Liens.

(b)                                 In the event that it hereafter acquires or has any Commercial Tort Claim that does not constitute an Excluded Asset pursuant to Section 2.2(b),  it shall deliver to the Parity Lien Collateral Trustee a completed Pledge Supplement together with all Supplements to Schedules thereto, identifying such new Commercial Tort Claims.

6.3                               Ownership of Collateral and Absence of Other Liens.  Except for the security interest created by this Agreement, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, except Permitted Liens, and such Grantor shall use its commercially reasonable efforts in its business judgment to defend the Collateral against all Persons at any time claiming any security interest therein.

6.4                               Status of Security Interest.

(a)                                 Subject to the limitations set forth in subsection (b) of this Section 6.4, each Grantor shall maintain the security interest of the Parity Lien Collateral Trustee hereunder in all Collateral as valid, perfected, second priority Liens (subject to Permitted Liens ).

(b)                                 Notwithstanding the foregoing, no Grantor shall be required to take any action to perfect any Collateral that can only be perfected by Control except as and to the extent specified in Section 4 hereof.

6.5                               Goods and Receivables.

(a)                                 Other than as permitted pursuant to any Permitted Lien, it shall not deliver any Document evidencing any Equipment and Inventory constituting Collateral to any Person other than the issuer of such Document to claim the Goods evidenced therefor or the Applicable Collateral Trustee; and

(b)                                 subject to the terms of the Collateral Trust Agreement, during the continuance of an Event of Default, the Parity Lien Collateral Trustee shall have the right after notice to the applicable Grantor to notify, or require any Grantor to notify, any Account Debtor of the Parity Lien Collateral Trustee’s security interest in the Receivables and any Supporting Obligation and, in addition, at any time following the occurrence and during the continuation of an Event of Default, the Parity Lien Collateral Trustee may:  (i) direct the Account Debtors under any Receivables to make payment of all amounts due or to become due to such Grantor thereunder directly to the Parity Lien Collateral Trustee; (ii) notify, or require any Grantor to notify, each Person maintaining a lockbox or similar arrangement to which Account Debtors under any Receivables have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Parity Lien Collateral Trustee; (iii) direct the Account Debtors under any Receivables subject to the Assignment of Claims Act of 1940, as amended 31 U.S.C. Section 3727 and 41 U.S.C. Section 15, to execute and deliver all documents necessary or appropriate to make payment of all amounts due or to become due to such Grantor thereunder directly to the Parity Lien Collateral Trustee; and (iv) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done;

provided, in each case, that notwithstanding anything to the contrary herein, to the extent any credit information, reports or memoranda constituting Receivables Records is prohibited to be disclosed in accordance with any confidentiality restriction in any agreement with any applicable Account Debtor, such credit information, reports or memoranda shall not be required to be provided to the Parity Lien Collateral Trustee.  If the Parity Lien Collateral Trustee notifies any Grantor that it has elected to collect the Receivables in accordance with the preceding sentence, any payments of Receivables received by such Grantor shall be forthwith (and in any event within two (2) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Parity Lien Collateral Trustee if required, in a Deposit Account maintained under the sole dominion and control of the Parity Lien Collateral Trustee, and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Parity Lien Collateral Trustee hereunder and shall be segregated from other funds of such Grantor and such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon.

6.6                               Pledged Equity Interests, Investment Related Property.

(a)                                 Except as provided in the next sentence, in the event such Grantor receives any dividends, interest or distributions on any Pledged Equity Interest or other Investment Related Property upon the merger, consolidation, liquidation or dissolution of any issuer of any Pledged Equity Interest or Investment Related Property, then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (b) such Grantor shall promptly take all steps, if any, to the extent required hereunder with respect to such Collateral, to ensure the validity, perfection, priority and, if applicable, Control, subject to the priorities set forth in the Collateral Trust Agreement of the Parity Lien Collateral Trustee over such Investment Related Property (including, without limitation, delivery thereof to the Parity Lien Collateral Trustee or the Priority Lien Collateral Trustee, as the case may be) and pending any such action, to the extent an Event of Default is occurring or continuing, such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Parity Lien Collateral Trustee and shall segregate such dividends, distributions, Securities or other property from all other property of such Grantor.  Notwithstanding the foregoing, so long as the Applicable Collateral Trustee (or if the Parity Lien Collateral Trustee is at that time permitted to exercise remedies against the Collateral pursuant to Collateral Trust Agreement, the Parity Lien Collateral Trustee) shall not have delivered written notice of its intent to exercise its remedies hereunder at any time while an Event of Default (other than any Bankruptcy Event of Default) shall have occurred and be continuing and so long as no Bankruptcy Event of Default shall have occurred and be continuing, the Parity Lien Collateral Trustee authorizes each Grantor to retain all cash dividends and distributions paid and all payments of interest;

(b)                                 Voting

(i)                                     Prior to receipt of a notice from the Applicable Collateral Trustee (or if the Parity Lien Collateral Trustee is at that time permitted to exercise remedies against the Collateral pursuant to Collateral Trust Agreement, the Parity Lien Collateral Trustee) of its intent to exercise its remedies hereunder at any time while an Event of Default (other than any Bankruptcy Event of Default) shall have occurred and be continuing and so long as no Bankruptcy Event of Default shall have occurred and be continuing, except as otherwise provided under the covenants and agreements relating to Investment Related Property in this Agreement or elsewhere herein or in the Indenture, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Indenture; and

(ii)                                  Upon delivery to the Grantors by the Applicable Collateral Trustee (or if the Parity Lien Collateral Trustee is at that time permitted to exercise remedies against the Collateral pursuant to Collateral Trust Agreement, the Parity Lien Collateral Trustee) of written notice of its intent to exercise remedies after the occurrence and during the continuation of an Event of Default (other than any Bankruptcy Event of Default) or automatically upon the occurrence and during the continuation of any Bankruptcy Event of Default:

(1)                                 all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Parity Lien Collateral Trustee who shall thereupon have the sole right to exercise such voting and other consensual rights; and

(2)                                 in order to permit the Parity Lien Collateral Trustee to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Parity Lien Collateral Trustee all proxies, dividend payment orders and other instruments as the Parity Lien Collateral Trustee may from time to time reasonably request and (2) each Grantor acknowledges that the Parity Lien Collateral Trustee may utilize the power of attorney set forth in Section 8.1;

(c)                                  If any issuer of any Pledged Partnership Interests or Pledged LLC Interests owned by a Grantor which are not securities (for purposes of the UCC) elects or otherwise takes any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC, such Grantor shall promptly notify the Parity Lien Collateral Trustee in writing of any such election or action and, in such event, shall, to the extent required hereunder, take all steps necessary or advisable to establish the Parity Lien Collateral Trustee’s Control (or Control of the Priority Lien Collateral, as bailee of the Parity Lien Collateral Trustee for purposes of perfection in accordance with the Collateral Trust Agreement) thereof;

(d)                                 Each Grantor consents to the grant by each other Grantor of a Lien in all Investment Related Property to the Parity Lien Collateral Trustee and without limiting the generality of the foregoing consents to the transfer of any

Pledged Partnership Interest and any Pledged LLC Interest to the Parity Lien Collateral Trustee or its designee if an Event of Default has occurred and is continuing and to the substitution of the Parity Lien Collateral Trustee or its designee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto; and

(e)                                  Without the prior written consent of the Applicable Collateral Trustee, no Grantor will consent or otherwise agree to certificate such Pledged Partnership Interests or Pledged LLC Interests such that they constitute “certificated securities” within the meaning of Section 8-102(4) of the UCC.

6.7                               Intellectual Property.

(a)                                 other than in the ordinary course of business consistent with past practice, it shall not do any act or knowingly omit to do any act whereby any of the Material Intellectual Property owned by such Grantor may lapse, become abandoned, dedicated to the public (other than by expiration in the ordinary course of business), or unenforceable, or which would materially adversely affect the validity, grant, or enforceability of the security interest granted therein;

(b)                                 other than in the ordinary course of business consistent with past practice, it shall not, with respect to any Trademarks owned by such Grantor constituting Material Intellectual Property, cease the use of any of such Trademarks for a period of greater than one year or fail to maintain the level of the quality of products sold and services rendered under any of such Trademarks at a level at least substantially consistent (or higher) with the quality of such products and services as of the date hereof, and such Grantor shall take all commercially reasonable steps necessary to insure that licensees of such Trademarks use such consistent standards of quality;

(c)                                  except to the extent that the failure to do so could not reasonably be expected to cause a Material Adverse Effect, it shall take all commercially reasonable steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any state registry to pursue any application and maintain any registration or issuance of each Trademark, Patent, and Copyright owned by any Grantor and constituting Material Intellectual Property, including, but not limited to, those items on Schedule 5.2(II) (as such schedule may be amended or supplemented from time to time);

(d)                                 it shall use commercially reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could materially impair or prevent the creation of a security interest in, or the assignment of, such Grantor’s rights and interests in any property included within the definitions of any Material Intellectual Property acquired under such contracts;

(e)                                  in the event that any Material Intellectual Property owned by or exclusively licensed to any Grantor is infringed, misappropriated, diluted or otherwise violated by a third party, such Grantor shall promptly take all reasonable actions, in such Grantor’s reasonable business judgment, to stop such infringement, misappropriation, dilution or other violation and protect its rights in such Material Intellectual Property (with respect to exclusively licensed Materially Intellectual Property, if and to the extent permitted by the terms of any applicable agreements); and

(f)                                   except to the extent that the failure to do so could not reasonably be expected to cause a Material Adverse Effect, it shall use proper statutory notice in connection with its use of any of the Patents, Trademarks and Copyrights that constitute Material Intellectual Property owned by such Grantor to the extent necessary to protect such Material Intellectual Property.

6.8                               Information Regarding Collateral.  Company will furnish to the Trustee and the Parity Lien Collateral Trustee reasonable prior written notice of any change (i) in any Grantor’s corporate name, (ii) in any Grantor’s form of formation or incorporation, (iii) in any Grantor’s jurisdiction of organization or (iv) in any Grantor’s Federal Taxpayer Identification Number or state organizational identification number.  Company also agrees promptly to notify the Parity Lien Collateral Trustee and each Parity Lien Representative if any material portion of the Collateral is damaged or destroyed.

SECTION 7.                         FURTHER ASSURANCES; ADDITIONAL GRANTORS.

7.1                               Further Assurances.

(a)                                 Each Grantor agrees that from time to time, at the expense of such Grantor, that it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Parity Lien Collateral Trustee may reasonably request, in order to create and/or maintain the validity, perfection or priority of (subject to Permitted Liens) and protect any security interest granted or purported to be granted hereby (subject to the limitations set forth in Section 2.2) or to enable the Parity Lien Collateral Trustee to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:

(i)                                     file such financing or continuation statements, or amendments thereto, record security interests in Intellectual Property and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary, or as the Parity Lien Collateral Trustee may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby;

(ii)                                  take all actions necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in any Intellectual Property registered or issued or in which an application for registration or issuance is pending with the United States Patent and Trademark Office or the United States Copyright Office;

(iii)                               upon reasonable notice and at such reasonable times during normal business hours as reasonably requested by the Parity Lien Collateral Trustee, allow inspection of the Collateral by the Parity Lien Collateral Trustee, or persons designated by the Parity Lien Collateral Trustee; provided that the costs of one such inspection per calendar year (or an unlimited number of inspections if an Event of Default has occurred and is continuing) shall be the responsibility of the Borrower;

(iv)                              at the Parity Lien Collateral Trustee’s reasonable request, appear in and defend any action or proceeding that may affect such Grantor’s title to or the Parity Lien Collateral Trustee’s security interest in all or any material part of the Collateral; and

(v)                                 furnish the Parity Lien Collateral Trustee with such information regarding the Collateral, including, without limitation, the location thereof, as the Parity Lien Collateral Trustee may reasonably request from time to time.

(b)                                 Each Grantor hereby authorizes the Parity Lien Collateral Trustee (without implying that the Collateral Trustee shall have any obligations to file) to file a Record or Records, including, without limitation, financing or continuation statements, Intellectual Property Security Agreements and amendments and supplements to any of the foregoing, in the United States and with any filing offices in the United States as the Parity Lien Collateral Trustee may determine, as directed by an Act of Required Secured Parties, are necessary or advisable to perfect or otherwise protect the security interest granted to the Parity Lien Collateral Trustee herein.  Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Parity Lien Collateral Trustee may determine, as directed by an Act of Required Secured Parties, to ensure the perfection of the security interest in the Collateral granted to the Parity Lien Collateral Trustee herein, including, without limitation, describing such property as “all assets, whether now owned or hereafter acquired”, “all personal property, whether now owned or hereafter acquired” or words of similar effect.  Each Grantor shall furnish to the Parity Lien Collateral Trustee from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Parity Lien Collateral Trustee may reasonably request, all in reasonable detail.

(c)                                  Each Grantor hereby authorizes the Parity Lien Collateral Trustee to modify this Agreement after obtaining such Grantor’s approval of or signature to such modification by amending Schedule 5.2 (as such schedule may be amended or supplemented from time to time) to include reference to any right, title or interest in any existing Intellectual Property or any Intellectual Property acquired or developed by any Grantor after the execution hereof or to delete any reference to any right, title or interest in any Intellectual Property in which any Grantor no longer has or claims any right, title or interest.

7.2                               Additional Grantors.  From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an “Additional Grantor”), by executing a Pledge Supplement.  Upon delivery of any such Pledge Supplement to the Parity Lien Collateral Trustee, notice of which is hereby waived by the other Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto.  Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Parity Lien Collateral Trustee not to cause any Subsidiary of Issuer to become an Additional Grantor hereunder.  This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 8.                         PARITY LIEN COLLATERAL TRUSTEE APPOINTED ATTORNEY-IN-FACT.

8.1                               Power of Attorney.  Each Grantor hereby appoints the Parity Lien Collateral Trustee (such appointment being coupled with an interest) as such Grantor’s attorney-in-fact (such appointment to cease upon Discharge of Parity Lien Obligations), with full authority in the place and stead of such Grantor and in the name of such Grantor, the Parity Lien Collateral Trustee to take any action and to execute any instrument that the Parity Lien Collateral Trustee may deem reasonably necessary or advisable as directed by an Act of Required Secured Parties to accomplish the purposes of this Agreement or any other Parity Lien Document, including, without limitation, the following:

(a)                                 upon the occurrence and during the continuance of any Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to the Parity Lien Collateral Trustee pursuant to the Indenture or any other Parity Lien Document;

(b)                                 upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c)                                  upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

(d)                                 upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that the Parity Lien Collateral Trustee may deem necessary or advisable for the collection of any of the Collateral or otherwise to enforce the rights of the Parity Lien Collateral Trustee with respect to any of the Collateral;

(e)                                  to prepare and file any UCC financing statements against such Grantor as debtor;

(f)                                   to prepare, sign, and file for recordation in any United States federal intellectual property registry, appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of such Grantor as debtor;

(g)                                  to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same, any such payments made by the Parity Lien Collateral Trustee to become obligations of such Grantor to the Parity Lien Collateral Trustee, due and payable immediately without demand; and

(h)                                 upon the occurrence and during the continuation of an Event of Default, generally to sell, transfer, lease, license, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Parity Lien Collateral Trustee were the absolute owner thereof for all purposes, and to do, at the Parity Lien Collateral Trustee’s option as directed by an Act of Required Secured Parties and such Grantor’s expense, at any time or from time to time, all acts and things that the Parity Lien Collateral Trustee deems reasonably necessary as directed by an Act of Required Secured Parties to protect, preserve or realize upon the Collateral and the Parity Lien Collateral Trustee’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

8.2                               No Duty on the Part of Parity Lien Collateral Trustee or Secured Parties.  The powers conferred on the Parity Lien Collateral Trustee hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Parity Lien Collateral Trustee or any other Secured Party to exercise any such powers.  The Parity Lien Collateral Trustee and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct as determined by a final, non-appealable judgment of a court of competent jurisdiction.

8.3                               Appointment Pursuant to Indenture.  The Parity Lien Collateral Trustee has been appointed as Collateral Trustee pursuant to the Indenture and the Collateral Trust Agreement.  The rights, duties, privileges, immunities and indemnities of the Parity Lien Collateral Trustee hereunder are subject to the provisions of the Indenture, the Collateral Trust Agreement and the other Parity Lien Documents.

SECTION 9.                         REMEDIES.

9.1                               Generally.

(a)                                 If any Event of Default shall have occurred and be continuing, the Parity Lien Collateral Trustee may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Parity Lien Collateral Trustee on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Parity Lien Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:

(i)                                     require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Parity Lien Collateral Trustee forthwith, assemble all or part of the Collateral as directed by the Parity Lien Collateral Trustee and make it available to the Parity Lien Collateral Trustee at a place to be designated by the Parity Lien Collateral Trustee that is reasonably convenient to both parties;

(ii)                                  enter onto the property during normal business hours where any Collateral is located and take possession thereof with or without judicial process;

(iii)                               prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Parity Lien Collateral Trustee deems appropriate;

(iv)                              without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Parity Lien Collateral Trustee’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Parity Lien Collateral Trustee may deem commercially reasonable; and

(v)                                 visit and inspect any of the properties of any Grantor or subsidiary of any Grantor, to inspect, copy and take extracts from such Grantor’s financial and accounting records relating to the Collateral, including the Accounts, at such times and during normal business hours as the Parity Lien Collateral Trustee may reasonably request.

(b)                                 The Parity Lien Collateral Trustee or any other Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Parity Lien Collateral Trustee, as collateral trustee for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Parity Lien Obligations as a credit on account of the purchase price for any Collateral payable by the Parity Lien Collateral Trustee at such sale.  Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  The Parity Lien Collateral Trustee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Parity Lien Collateral Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Each Grantor agrees that it would not be commercially unreasonable for the Parity Lien Collateral Trustee to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets.  Each Grantor hereby waives any claims against the Parity Lien Collateral Trustee arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Parity Lien Collateral Trustee accepts the first offer received and does not offer such Collateral to more than one offeree.  If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Parity Lien Obligations, Grantors shall be liable for the deficiency and the reasonable fees of any attorneys employed by the Parity Lien Collateral Trustee to collect such deficiency.  Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Parity Lien Collateral Trustee, that the Parity Lien Collateral Trustee has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives to the extent permitted by applicable law and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Parity Lien Obligations becoming due and payable prior to their stated maturities.  Nothing in this Section shall in any way alter the rights of the Parity Lien Collateral Trustee hereunder.

(c)                                  The Parity Lien Collateral Trustee may sell the Collateral without giving any warranties as to the Collateral.  The Parity Lien Collateral Trustee may specifically disclaim or modify any warranties of title or the like.  This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(d)                                 The Parity Lien Collateral Trustee shall have no obligation to marshal any of the Collateral.

(e)                                  Any exercise of remedies provided in this Section 9 shall be subject to the Collateral Trust Agreement and any applicable intercreditor agreement.

9.2                               Application of Proceeds.  All proceeds received by the Parity Lien Collateral Trustee in respect of any sale of, any collection from, or other realization upon all or any part of the Collateral shall be applied by the Parity Lien Collateral Trustee as provided in the Collateral Trust Agreement.

9.3                               Sales on Credit.  If the Parity Lien Collateral Trustee sells any of the Collateral upon credit, the Grantors will be credited only with payments actually made by purchaser and received by Parity Lien Collateral Trustee and applied to indebtedness of the purchaser.  In the event the purchaser fails to pay for the Collateral, the Parity Lien Collateral Trustee may resell the Collateral and the Grantors shall be credited with proceeds of the sale.

9.4                               Investment Related Property.  Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Parity Lien Collateral Trustee may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof.  Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Parity Lien Collateral Trustee shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.  If the Parity Lien Collateral Trustee determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Parity Lien Collateral Trustee all such information as the Parity Lien Collateral Trustee may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Parity Lien Collateral Trustee in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

9.5                               Grant of Intellectual Property License.  For the purpose of enabling the Parity Lien Collateral Trustee, during the continuance of an Event of Default, to exercise rights and remedies under Section 9 hereof at such time and for so long as the Parity Lien Collateral Trustee shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Parity Lien Collateral Trustee a non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such Trademarks, to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired, developed or created by such Grantor and included in the Collateral, wherever the same may be located; provided, that such license shall be subject to those exclusive licenses granted by such Grantor in effect on the date hereof and granted hereafter, as permitted under the Loan Documents, to the extent conflicting.  Such license shall include, to the extent permissible under applicable licenses, access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.

9.6                               Intellectual Property.

(a)                                 Anything contained herein to the contrary notwithstanding, in addition to the other rights and remedies provided herein, upon the occurrence and during the continuation of an Event of Default:

(i)                                     the Parity Lien Collateral Trustee shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Parity Lien Collateral Trustee or otherwise, to enforce any Intellectual Property rights of such Grantor, in which event such Grantor shall, at the request of the Parity Lien Collateral Trustee, do any and all lawful acts and execute any and all documents required by the Parity Lien Collateral Trustee in aid of such enforcement, and such Grantor shall promptly, upon demand, reimburse and indemnify the Parity Lien Collateral Trustee as provided in Section 12 hereof in connection with the exercise of its rights under this Section 9.6, and, to the extent that the Parity Lien Collateral Trustee shall elect not to bring suit to enforce any Intellectual Property rights as provided in this Section 9.6, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation, dilution or other violation of any of such Grantor’s rights in the Intellectual Property by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing, misappropriating, diluting or otherwise violating as shall be necessary to prevent such infringement, misappropriation, dilution or other violation;

(ii)                                  upon written demand from the Parity Lien Collateral Trustee, each Grantor shall grant, assign, convey or otherwise transfer to the Parity Lien Collateral Trustee or such Parity Lien Collateral Trustee’s designee all of such Grantor’s right, title and interest in and to any Intellectual Property and shall execute and deliver to the Parity Lien Collateral Trustee such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;

(iii)                               each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Parity Lien Obligations outstanding only to the extent that the Parity Lien Collateral Trustee (or any other Secured Party) receives cash proceeds in respect of the sale of, or other realization upon, any such Intellectual Property;

(iv)                              within five (5) Business Days after written notice from the Parity Lien Collateral Trustee, each Grantor shall make available to the Parity Lien Collateral Trustee, to the extent within such Grantor’s power and authority, such personnel in such Grantor’s employ on the date of such Event of Default as the Parity Lien Collateral Trustee may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with any Trademarks or Trademark Licenses, such persons to be available to perform their prior functions on the Parity Lien Collateral Trustee’s behalf and to be compensated by the Parity Lien Collateral Trustee at such Grantor’s expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default; and

(v)                                 the Parity Lien Collateral Trustee shall have the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of any Intellectual Property of such Grantor, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Parity Lien Collateral Trustee, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done;

(1)                                 all amounts and proceeds (including checks and other instruments) received by Grantor in respect of amounts due to such Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of the Parity Lien Collateral Trustee hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Parity Lien Collateral Trustee in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 9.7 hereof; and

(2)                                 Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

(b)                                 If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Parity Lien Collateral Trustee of any rights, title and interests in and to any Intellectual Property of such Grantor shall have been previously made and shall have become absolute and effective, and (iv) the Parity Lien Obligations (or any part of them) shall not have become immediately due and payable, upon the written request of any Grantor, the Parity Lien Collateral Trustee shall promptly execute and deliver to such Grantor, at such Grantor’s sole cost and expense, such assignments or other transfer as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Parity Lien Collateral Trustee as aforesaid, subject to any disposition thereof that may have been made by the Parity Lien Collateral Trustee; provided, after giving effect to such reassignment, the Parity Lien Collateral Trustee’s security interest granted pursuant hereto, as well as all other rights and remedies of the Parity Lien Collateral Trustee granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of any other Liens granted by or on behalf of the Parity Lien Collateral Trustee and the Secured Parties.

9.7                               Cash Proceeds; Deposit Accounts.

(a)                                 If any Event of Default shall have occurred and be continuing, in addition to the rights of the Parity Lien Collateral Trustee specified in Section 6.5 with respect to payments of Receivables, all proceeds of any Collateral received by any Grantor consisting of cash, checks and other near-cash items (collectively, “Cash Proceeds”) shall, subject to the terms of and the priorities set forth in the Collateral Trust Agreement and any applicable intercreditor agreement, be held by such Grantor in trust for the Parity Lien Collateral Trustee, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Parity Lien Collateral Trustee in the exact form received by such Grantor (duly indorsed by such Grantor to the Parity Lien Collateral Trustee, if required).  Any Cash Proceeds received by the Parity Lien Collateral Trustee (whether from a Grantor or otherwise) may, subject to the terms of and the priorities set forth in the Collateral Trust Agreement and any applicable intercreditor agreement, (i) be held by the Parity Lien Collateral Trustee for the ratable benefit of the Secured Parties, as collateral security for the Parity Lien Obligations (whether matured or unmatured) and/or (ii) then or at any time thereafter may be applied by the Parity Lien Collateral Trustee against the Parity Lien Obligations then due and owing in accordance with Section 9.2 hereof.

(b)                                 If any Event of Default shall have occurred and be continuing, the Parity Lien Collateral Trustee may, subject to the terms of and the priorities set forth in the Collateral Trust Agreement and any applicable intercreditor agreement, apply the balance from any Deposit Account or instruct the bank at with any Deposit Account is maintained to pay the balance of any Deposit Account to or for the benefit of the Parity Lien Collateral Trustee

SECTION 10.                  PARITY LIEN COLLATERAL TRUSTEE.

By acceptance of the benefits hereof, each Secured Party (whether or not a signatory hereto) shall be deemed to consent to the appointment of the Parity Lien Collateral Trustee to act as Parity Lien Collateral Trustee hereunder. The Parity Lien Collateral Trustee shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of any Collateral), solely in accordance with this Agreement, the

Collateral Trust Agreement and any applicable intercreditor agreement; provided, the Parity Lien Collateral Trustee shall exercise, or refrain from exercising, any remedies provided for herein in accordance with the terms of the Collateral Trust Agreement.  In furtherance of the foregoing provisions of this Section, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Parity Lien Collateral Trustee for the benefit of Secured Parties in accordance with the terms of this Section.  The rights, privileges, protections and immunities in the Collateral Trust Agreement for the benefit of the Collateral Trustee and the other provisions of the Collateral Trust Agreement relating to the Collateral Trustee are hereby incorporated herein with respect to the Parity Lien Collateral Trustee.

SECTION 11.                  CONTINUING SECURITY INTEREST; TRANSFER OF NOTES.

This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the Discharge of Parity Lien Obligations and shall be binding upon each Grantor, its successors and permitted assigns, and inure, together with the rights and remedies of the Parity Lien Collateral Trustee hereunder, to the benefit of the Parity Lien Collateral Trustee and its successors, transferees and permitted assigns.  Without limiting the generality of the foregoing, but subject to the terms of the Indenture and any other applicable Parity Lien Document, any Secured Party may assign or otherwise transfer any Parity Lien Obligations held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Secured Parties herein or otherwise.  Upon the Discharge of Parity Lien Obligations, the security interest granted hereby shall automatically terminate hereunder and of record and all rights to the Collateral shall revert to Grantors or to whomsoever may be lawfully entitled to receive the same (in accordance with the Collateral Trust Agreement, any applicable intercreditor agreement or otherwise).  Upon any such termination the Parity Lien Collateral Trustee shall, at Grantors’ expense, execute and deliver to Grantors or otherwise authorize the filing of such documents as Grantors shall reasonably request, including financing statement amendments or terminations, account control termination letters, and any other such documents to evidence such termination.   All other releases of Collateral shall be made in accordance with the terms of the Collateral Trust Agreement and any applicable intercreditor agreement.

SECTION 12.                  STANDARD OF CARE; PARITY LIEN COLLATERAL TRUSTEE MAY PERFORM.

The powers conferred on the Parity Lien Collateral Trustee hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Parity Lien Collateral Trustee shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.  The Parity Lien Collateral Trustee shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Parity Lien Collateral Trustee accords its own property.  Neither the Parity Lien Collateral Trustee nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise.  If any Grantor fails to perform any agreement contained herein, the Parity Lien Collateral Trustee may, but shall not be required to, itself perform, or cause performance of, such agreement, and the expenses of the Parity Lien Collateral Trustee incurred in connection therewith shall be payable by each Grantor under the Collateral Trust Agreement.

SECTION 13.                  MISCELLANEOUS.

Any notice, request or demand required or permitted to be given under this Agreement shall be given in accordance with the Collateral Trust Agreement.  No failure or delay on the part of the Parity Lien Collateral Trustee in the exercise of any power, right or privilege hereunder or under the Collateral Trust Agreement shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege.  All rights and remedies existing under this Agreement and the Collateral Trust Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.  In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.  All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.  This Agreement shall be binding upon and inure to the benefit of the Parity Lien Collateral Trustee and Grantors and their respective successors and permitted assigns.  No Grantor shall, without the prior written consent of the Parity Lien Collateral Trustee given in accordance with the Collateral Trust Agreement and any applicable intercreditor agreement, assign any right, duty or obligation hereunder.  This Agreement, and the Collateral Trust Agreement embody the entire agreement and understanding between Grantors and the Parity Lien Collateral Trustee and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof.  Accordingly, the Collateral Trust Agreement may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no unwritten oral agreements between the parties.  This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission (including .pdf or .tif format) shall be effective as delivery of a manually executed counterpart of this Agreement.  This Agreement may be amended or supplemented in accordance with the terms of the Collateral Trust Agreement.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

THE PROVISIONS OF THE COLLATERAL TRUST AGREEMENT UNDER THE HEADINGS “CONSENT TO JURISDICTION” AND “WAIVER OF JURY TRIAL” ARE INCORPORATED HEREIN BY THIS REFERENCE AND SUCH INCORPORATION SHALL SURVIVE ANY TERMINATION OF THE COLLATERAL TRUST AGREEMENT.

IN WITNESS WHEREOF, each Grantor and the Parity Lien Collateral Trustee have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

FORESIGHT ENERGY LLC

By:	/s/ Robert D. Moore
Name: Robert D. Moore
Title: President and Chief Executive Officer

FORESIGHT ENERGY FINANCE CORPORATION

By:	/s/ Robert D. Moore
Name: Robert D. Moore
Title: President and Chief Executive Officer

[Signature Page to Parity Lien Debt Pledge and Security Agreement]

ADENA RESOURCES, LLC

AKIN ENERGY LLC

AMERICAN CENTURY MINERAL LLC

AMERICAN CENTURY TRANSPORT LLC

COAL FIELD CONSTRUCTION COMPANY LLC

COAL FIELD REPAIR SERVICES LLC

FORESIGHT COAL SALES LLC

FORESIGHT ENERGY EMPLOYEE SERVICES CORPORATION

FORESIGHT ENERGY FINANCE CORPORATION

FORESIGHT ENERGY LABOR LLC

FORESIGHT ENERGY SERVICES LLC

HILLSBORO TRANSPORT LLC

LD LABOR COMPANY LLC

LOGAN MINING LLC

M-CLASS MINING, LLC

MACH MINING, LLC

MACOUPIN ENERGY LLC

MARYAN MINING LLC

OENEUS LLC d/b/a SAVATRAN LLC

SENECA REBUILD LLC

SITRAN LLC

SUGAR CAMP ENERGY, LLC

TANNER ENERGY LLC

VIKING MINING LLC

WILLIAMSON ENERGY, LLC

By:	/s/ Robert D. Moore
Name: Robert D. Moore Title: Authorized Signatory

[Signature Page to Parity Lien Debt Pledge and Security Agreement]

Each of the undersigned hereby joins this Priority Lien Debt Pledge and Security Agreement solely for the purpose of evidencing such undersigned’s consent and agreement to the terms and provisions of Section 6.1 thereof in its capacity as “Applicable Issuer”:

HILLSBORO ENERGY LLC PATTON MINING LLC

By:	/s/ Robert D. Moore
Name: Robert D. Moore Title: Authorized Signatory

[Signature Page to Parity Lien Debt Pledge and Security Agreement]

LORD SECURITIES CORPORATION, as Parity Lien Collateral Trustee

By:	/s/ Albert J. Fioravanti
Name: Albert J. Fioravanti
Title: Director

[Signature Page to Parity Lien Debt Pledge and Security Agreement]

EXHIBIT A

TO PARITY LIEN DEBT PLEDGE AND SECURITY AGREEMENT

PLEDGE SUPPLEMENT

This PLEDGE SUPPLEMENT, dated [mm/dd/yy], is delivered by [NAME OF GRANTOR] a [NAME OF STATE OF INCORPORATION] [Corporation] (the “Grantor”) pursuant to the Parity Lien Debt Pledge and Security Agreement, dated as of March 28, 2017 (as it may be from time to time amended, restated, modified or supplemented, the “Security Agreement”), among FORESIGHT ENERGY LLC, FORESIGHT ENERGY FINANCE CORPORATION, the other Grantors named therein, and LORD SECURITIES CORPORATION, as the Parity Lien Collateral Trustee.  Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

Grantor hereby confirms the grant to the Parity Lien Collateral Trustee set forth in the Security Agreement of, and does hereby grant to the Parity Lien Collateral Trustee, a security interest in all of Grantor’s right, title and interest in, to and under all Collateral to secure the Parity Lien Obligations, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located.  Grantor represents and warrants that the attached Supplements to Schedules accurately and completely set forth all additional information required to be provided pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.

Notwithstanding anything herein to the contrary, the lien and security interest granted to the Parity Lien Collateral Trustee pursuant to the Security Agreement or this Agreement and the exercise of any right or remedy by the Parity Lien Collateral Trustee under the Security Agreement are subject to the provisions of the Collateral Trust Agreement or any applicable intercreditor agreement.  In the event of any conflict between the terms of the Collateral Trust Agreement or any applicable intercreditor agreement and this Agreement, the terms of the Collateral Trust Agreement or applicable intercreditor agreement shall govern and control.

THIS PLEDGE SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of [mm/dd/yy].

EXHIBIT A-1

[NAME OF GRANTOR]

By:
Name:
Title:

EXHIBIT A-2

SUPPLEMENT TO SCHEDULE 5.1
TO PARITY LIEN DEBT PLEDGE AND SECURITY AGREEMENT

Additional Information:

GENERAL INFORMATION

(A)                               Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person)	Organization I.D.#

(C)                               Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Grantor	Date of Change	Description of Change

SUPPLEMENT TO SCHEDULE 5.2
TO PARITY LIEN DEBT PLEDGE AND SECURITY AGREEMENT

COLLATERAL IDENTIFICATION

I.   INVESTMENT RELATED PROPERTY

(A)                                           Pledged Stock:

Grantor	Stock Issuer	Class of Stock	Certificated (Y/N)	Stock Certificate No.	Par Value	No. of Pledged Stock	Percentage of Outstanding Stock of the Stock Issuer

Pledged LLC Interests:

Grantor	Limited Liability Company	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Units	Percentage of Outstanding LLC Interests of the Limited Liability Company

Pledged Partnership Interests:

Grantor	Partnership	Type of Partnership Interests (e.g., general or limited)	Certificated (Y/N)	Certificate No. (if any)	Percentage of Outstanding Partnership Interests of the Partnership

Pledged Trust Interests:

Grantor	Trust	Class of Trust Interests	Certificated (Y/N)	Certificate No. (if any)	Percentage of Outstanding Trust Interests of the Trust

Pledged Debt:

Grantor	Issuer	Original Principal Amount	Outstanding Principal Balance	Issue Date	Maturity Date

Securities Account:

Grantor	Share of Securities Intermediary	Account Number	Account Name

Deposit Accounts:

Grantor	Name of Depositary Bank	Account Number	Account Name

Commodities Accounts:

Grantor	Name of Commodities Intermediary	Account Number	Account Name

(B)

Grantor	Date of Acquisition	Description of Acquisition

II.  INTELLECTUAL PROPERTY

(A)                               U.S. Copyright Registrations

Grantor	Title of Work	Registration Number (if any)	Registration Date (if any)

(B)                               U.S. Issued Patents and Applications

Grantor	Title of Patent	Patent Number/(Application Number)	Issue Date/(Filing Date)

(C)                               U.S. Federal Registered Trademarks and Applications

Grantor	Trademark	Registration Number/(Serial Number)	Registration Date/(Filing Date)

III. COMMERCIAL TORT CLAIMS

Grantor	Commercial Tort Claims

IV. [RESERVED]

V.  WAREHOUSEMAN, BAILEES AND OTHER THIRD PARTIES IN POSSESSION OF COLLATERAL

Grantor	Description of Property	Name and Address of Third Party

SUPPLEMENT TO SCHEDULE 5.4

TO PARITY LIEN DEBT PLEDGE AND SECURITY AGREEMENT

Financing Statements:

Grantor	Filing Jurisdiction(s)

SUPPLEMENT TO SCHEDULE 5.5
TO PARITY LIEN DEBT PLEDGE AND SECURITY AGREEMENT

(B)

(1)           Any Account Debtor in respect of any Receivable in excess of $1,000,000 individually or $2,500,000 in the aggregate that is the government of the United States, any agency or instrumentality thereof, any state or municipality or any foreign sovereign:

(D)          Locations of material Equipment and Inventory, other than any Inventory or Equipment in transit, undergoing repairs, replacements loaned to employees, or kept on the premises of customers or with any third party in connection with preparation for shipment or for rehabilitation or refurbishment:

Grantor	Location of Equipment and Inventory

EXHIBIT B

TO PARITY LIEN DEBT PLEDGE AND SECURITY AGREEMENT

UNCERTIFICATED SECURITIES CONTROL AGREEMENT

This Uncertificated Securities Control Agreement (this “Agreement”) dated as of [         ], 20[  ] among [                ] (the “Pledgor”), LORD SECURITIES CORPORATION, as Parity Lien Collateral Trustee for the Secured Parties, (the “Parity Lien Collateral Trustee”) and [            ], a [        ] [corporation] (the “Issuer”).  Capitalized terms used but not defined herein shall have the meaning assigned in that certain Parity Lien Debt Pledge and Security Agreement dated as March 28, 2017, among the Pledgor, the other Grantors party thereto and the Parity Lien Collateral Trustee (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”).  All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

Section 1.  Registered Ownership of Shares.  The Issuer hereby confirms and agrees that as of the date hereof the Pledgor is the registered owner of [          ] shares of the Issuer’s [common] stock (the “Pledged Shares”).

Section 2.  Instructions.  If at any time the Issuer shall receive instructions originated by the Parity Lien Collateral Trustee relating to the Pledged Shares, the Issuer shall comply with such instructions without further consent by the Pledgor or any other person.

Section 3.  Additional Representations and Warranties of the Issuer.  The Issuer hereby represents and warrants to the Parity Lien Collateral Trustee:

(a)  It has not entered into, and until the termination of this agreement will not enter into, any agreement with any other person relating the Pledged Shares pursuant to which it has agreed to comply with instructions issued by such other person; and

(b)  It has not entered into, and until the termination of this agreement will not enter into, any agreement with the Pledgor or the Parity Lien Collateral Trustee purporting to limit or condition the obligation of the Issuer to comply with Instructions as set forth in Section 2 hereof.

(c)  This Uncertificated Securities Control Agreement is the valid and legally binding obligation of the Issuer.

Section 4.  Choice of Law.  THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

Section 5.  Amendments.  No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

Section 6.  Voting Rights.  Until such time as the Parity Lien Collateral Trustee shall otherwise instruct the Issuer in writing, the Pledgor shall have the right to vote the Pledged Shares.

Section 7.  Successors; Assignment.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law.  The Parity Lien Collateral Trustee may assign its rights hereunder only with the express written consent of the Issuer and by sending written notice of such assignment to the Pledgor.

Section 8.  Indemnification of Issuer.  The Pledgor and the Parity Lien Collateral Trustee hereby agree that (a) the Issuer is released from any and all liabilities to the Pledgor and the Parity Lien Collateral Trustee arising from the terms of this Agreement and the compliance of the Issuer with the terms hereof, except to the extent that such liabilities arise from the Issuer’s negligence and (b) the Pledgor, its successors and assigns shall at all times indemnify and save harmless the Issuer from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Issuer with the terms hereof, except to the extent that such arises from the Issuer’s negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

Section 9.  Notices.  Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Pledgor:	[Name and Address of Pledgor]
Attention: [ ]
Telecopier: [ ]

Parity Lien Collateral Trustee:	[Name and Address of Parity Lien Collateral Trustee]
Attention: [ ]
Telecopier: [ ]

Issuer:	[Insert Name and Address of Issuer]
Attention: [ ]
Telecopier: [ ]

Any party may change its address for notices in the manner set forth above.

Section 10.  Termination.  The obligations of the Issuer to the Parity Lien Collateral Trustee pursuant to this Control Agreement shall continue in effect until the security interests of the Parity Lien Collateral Trustee in the Pledged Shares have been terminated pursuant to the terms of the Security Agreement, the Collateral Trust Agreement and the Parity Lien Collateral Trustee has notified the Issuer of such termination in writing or the other release of the security interests pursuant to the terms of the Collateral Trust Agreement or Parity Lien Documents.  The Parity Lien Collateral Trustee agrees to provide Notice of Termination in substantially the form of Exhibit A hereto to the Issuer upon the request of the Pledgor on or after the termination of the Parity Lien Collateral Trustee’s security interest in the Pledged Shares pursuant to the terms of the Security Agreement, the Collateral Trust Agreement and the Parity Lien Documents.  The termination of this Control Agreement shall not by itself terminate the Pledged Shares or alter the obligations of the Issuer to the Pledgor pursuant to any other agreement with respect to the Pledged Shares.

Section 11.  Collateral Trust Agreement.  Notwithstanding anything herein to the contrary, the lien and security interest granted to the Parity Lien Collateral Trustee pursuant to this Control Agreement and the exercise of any right or remedy by the Parity Lien Collateral Trustee hereunder are subject to the provisions of the Collateral Trust Agreement.  In the event of any conflict between the terms of the Collateral Trust Agreement and this Control Agreement, the terms of such Collateral Trust Agreement shall govern and control.

Section 12.  Counterparts.  This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

[NAME OF PLEDGOR],
as Pledgor

By:
Name:
Title:

LORD SECURITIES CORPORATION,
as Parity Lien Collateral Trustee

By:
Authorized Signatory

[NAME OF ISSUER],
as Issuer

By:
Name:
Title:

Exhibit A

[Letterhead of Parity Lien Collateral Trustee]

[Date]

[Name and Address of Issuer]
Attention: [                                          ]

Re:  Termination of Control Agreement

You are hereby notified that the Uncertificated Securities Control Agreement between you, [Name of Pledgor] (the “Pledgor”) and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement.  Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to Pledged Shares (as defined in the Uncertificated Control Agreement) from the Pledgor.  This notice terminates any obligations you may have to the undersigned with respect to the Pledged Shares, however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Pledgor pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to the Pledgor.

Very truly yours,
LORD SECURITIES CORPORATION,
as Parity Lien Collateral Trustee

By:
Authorized Signatory

EXHIBIT C

TO PARITY LIEN DEBT PLEDGE AND SECURITY AGREEMENT

FORM OF TRADEMARK SECURITY AGREEMENT (PARITY LIEN)

This TRADEMARK SECURITY AGREEMENT, dated as of [          ], 20[  ] (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of LORD SECURITIES CORPORATION, as Parity Lien Collateral Trustee for the Secured Parties (in such capacity, together with its successors and permitted assigns, the “Parity Lien Collateral Trustee”).

WHEREAS, the Grantors are party to that certain Parity Lien Debt Pledge and Security Agreement dated as of March 28, 2017 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”) between each of the Grantors and the other grantors party thereto and the Parity Lien Collateral Trustee pursuant to which the Grantors granted a security interest to the Parity Lien Collateral Trustee in the Trademark Collateral (as defined below) and are required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Parity Lien Collateral Trustee as follows:

SECTION 1.        Defined Terms

Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meaning given to them in the Pledge and Security Agreement.

SECTION 2.        Grant of Security Interest in Trademark Collateral

SECTION 2.1      Grant of Security.  Each Grantor hereby grants to the Parity Lien Collateral Trustee, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether now owned or existing or hereafter acquired, developed, created or arising and wherever located (collectively, the “Trademark Collateral”):

All of its United States trademarks, trade names, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, all registrations and applications for any of the foregoing including, but not limited to: (i) the registrations and applications listed in Schedule A attached hereto, (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by any of the foregoing, (iv) the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and (v) all Proceeds of the foregoing, including, without limitation, royalties, income, payments, claims, damages, and proceeds of suit.

SECTION 2.2      Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the Trademark Collateral include or the security interest granted under

EXHIBIT C-1

Section 2.1 hereof attach to any intent-to-use United States Trademark applications for which an amendment to allege use or statement of use has not been filed under U.S. federal law or, if filed, has not been deemed in conformance with U.S. federal law or examined or accepted by the U.S. Patent and Trademark Office.

SECTION 3.        Security Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Parity Lien Collateral Trustee for the Secured Parties pursuant to the Pledge and Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Parity Lien Collateral Trustee with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement.  In the event that any provision of this Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.

SECTION 4.        Governing Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK (OTHER THAN ANY MANDATORY PROVISIONS OF LAW RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

SECTION 5.        Counterparts

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank]

EXHIBIT C-2

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:
Name:
Title:

[NAME OF GRANTOR]

By:
Name:
Title:

EXHIBIT C-3

Accepted and Agreed:

LORD SECURITIES CORPORATION,
as Parity Lien Collateral Trustee

By:
Authorized Signatory

EXHIBIT C-4

SCHEDULE A
to
TRADEMARK SECURITY AGREEMENT (PARITY LIEN)

U.S. FEDERAL TRADEMARK REGISTRATIONS AND APPLICATIONS

Mark	Serial No.	Filing Date	Registration No.	Registration Date

EXHIBIT C-5

EXHIBIT D

TO PARITY LIEN DEBT PLEDGE AND SECURITY AGREEMENT

FORM OF PATENT SECURITY AGREEMENT (PARITY LIEN)

This PATENT SECURITY AGREEMENT, dated as of [          ], 20[  ] (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of LORD SECURITIES CORPORATION, as Parity Lien Collateral Trustee for the Secured Parties (in such capacity, together with its successors and permitted assigns, the “Parity Lien Collateral Trustee”).

WHEREAS, the Grantors are party to that certain Parity Lien Debt Pledge and Security Agreement dated as of March 28, 2017 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”) between each of the Grantors and the other grantors party thereto and the Parity Lien Collateral Trustee pursuant to which the Grantors granted a security interest to the Parity Lien Collateral Trustee in the Patent Collateral (as defined below) and are required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Parity Lien Collateral Trustee as follows:

SECTION. 1.  Defined Terms

Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meaning given to them in the Pledge and Security Agreement.

SECTION 2.  Grant of Security Interest

Each Grantor hereby grants to the Parity Lien Collateral Trustee, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether now owned or existing or hereafter acquired, developed, created or arising and wherever located (collectively, the “Patent Collateral”):

All of such Grantor United States patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including, but not limited to: (i) each patent and patent application listed in Schedule A attached hereto (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all rights corresponding thereto, (iv) all inventions and improvements described therein, (v) all rights to sue for past, present and future infringements thereof, (vi) all claims, damages, and proceeds of suit arising therefrom, and (vii) all Proceeds of the foregoing, including, without limitation, royalties, income, payments, claims, damages, and proceeds of suit.

SECTION 3.        Security Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Parity Lien Collateral Trustee for the Secured Parties pursuant

EXHIBIT D-1

to the Pledge and Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Parity Lien Collateral Trustee with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement.  In the event that any provision of this Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.

SECTION 4.        Governing Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK (OTHER THAN ANY MANDATORY PROVISIONS OF LAW RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

SECTION 5.        Counterparts

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank]

EXHIBIT D-2

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:
Name:
Title:

[NAME OF GRANTOR]

By:
Name:
Title:

EXHIBIT D-3

Accepted and Agreed:

LORD SECURITIES CORPORATION,
as Parity Lien Collateral Trustee

By:
Authorized Signatory

EXHIBIT D-4

SCHEDULE A
to
PATENT SECURITY AGREEMENT (PARITY LIEN)

U.S. PATENTS AND PATENT APPLICATIONS

Title	Application No.	Filing Date	Patent No.	Issue Date

EXHIBIT D-5

EXHIBIT E

TO PARITY LIEN DEBT PLEDGE AND SECURITY AGREEMENT

FORM OF COPYRIGHT SECURITY AGREEMENT (PARITY LIEN)

This COPYRIGHT SECURITY AGREEMENT, dated as of [          ], 20[  ] (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of LORD SECURITIES CORPORATION, as Parity Lien Collateral Trustee for the Secured Parties (in such capacity, together with its successors and permitted assigns, the “Parity Lien Collateral Trustee”).

WHEREAS, the Grantors are party to that certain Parity Lien Debt Pledge and Security Agreement dated as of March 28, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”) between each of the Grantors and the other grantors party thereto and the Parity Lien Collateral Trustee pursuant to which the Grantors granted a security interest to the Parity Lien Collateral Trustee in the Copyright Collateral (as defined below) and are required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Parity Lien Collateral Trustee as follows:

SECTION 1.        Defined Terms

Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meaning given to them in the Pledge and Security Agreement.

SECTION 2.        Grant of Security Interest

Each Grantor hereby grants to the Parity Lien Collateral Trustee, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether now owned or existing or hereafter acquired, developed, created or arising and wherever located (collectively, the “Copyright Collateral”):

All of its United States copyrights, including but not limited to copyrights in software and databases, and all Mask Works (as defined under 17 U.S.C. § 901 of the U.S. Copyright Act), whether registered or unregistered, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications listed in Schedule A attached hereto, (ii) all extensions and renewals thereof, (iii) all rights corresponding thereto, (iv) all rights to sue for past, present and future infringements thereof, and (v) all Proceeds of the foregoing, including, without limitation, royalties, income, payments, claims, damages and proceeds of suit.

SECTION 3.        Security Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Parity Lien Collateral Trustee for the Secured Parties pursuant to the Pledge and Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Parity Lien Collateral Trustee with respect to the security interest in the

EXHIBIT E-1

Copyright Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement.  In the event that any provision of this Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.

SECTION 4.        Governing Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK (OTHER THAN ANY MANDATORY PROVISIONS OF LAW RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

SECTION 5.        Counterparts

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank]

EXHIBIT E-2

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:
Name:
Title:

[NAME OF GRANTOR]

By:
Name:
Title:

EXHIBIT E-3

Accepted and Agreed:

LORD SECURITIES CORPORATION,
as Parity Lien Collateral Trustee

By:
Authorized Signatory

EXHIBIT E-4

SCHEDULE A
to
COPYRIGHT SECURITY AGREEMENT (PARITY LIEN)

COPYRIGHT REGISTRATIONS AND APPLICATIONS

Title	Application No.	Filing Date	Registration No.	Registration Date

EXHIBIT E-5